UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 9, 2016

ROYALE ENERGY, INC.
 (Exact name of registrant as specified in its charter)

California	0-22750	33-02224120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3777 Willow Glen Drive
El Cajon, California 92109
(Address of principal executive office)
Issuer's telephone number:  (619) 383-6600

Item 2.02  Results of Operations and Financial Condition

On August 9, 2016, Royale Energy released the attached press release reporting earnings for the quarter ended June 30, 2016.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1  Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: August 10, 2016	/s/ Stephen M. Hosmer
Stephen M. Hosmer, Co-President and Chief Financial Officer